------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 30, 2001


                                  CWABS, INC.
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                   333-38686               95-4596514
-------------------------------     ----------------      ---------------------
  (State or Other Jurisdiction         (Commission           (I.R.S. Employer
        of Incorporation)              File Number)         Identification No.)


      4500 Park Granada
     Calabasas, California                                          91302
-----------------------------                                 ----------------
     (Address of Principal                                       (Zip Code)
       Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2001-4 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

                       8.1      Opinion of Sidley Austin Brown & Wood LLP re:
                                Tax Matters.

























----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 7, 2001 and prospectus supplement dated November 14, 2001, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-4.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.



                                                 By: /s/ Josh Adler
                                                    ----------------
                                                         Josh Adler
                                                         Vice President

     Dated:  November 30, 2001

     Exhibit Index

     Exhibit                                                               Page
     -------                                                               ----

     8.1     Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters       5